[Image]     Scudder Classic Growth Fund Profile                [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     November 1, 1997

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     1. What Are The Fund's Objectives?

     Scudder Classic Growth Fund seeks to provide long-term growth of capital and to keep the value of its shares more stable than other growth mutual funds.

     2. What Does The Fund Invest In?

     Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks which the Fund's investment adviser, Scudder, Stevens & Clark, Inc., believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds. The adviser focuses its investments in high quality, medium- to large-sized U.S. companies with leading competitive positions. While the Fund emphasizes U.S. investments, it can commit a portion of its assets to equity securities of foreign growth companies that meet the criteria applicable to domestic investments. Using in-depth fundamental company research, along with proprietary financial quality, stock rating and risk measures, the adviser looks for companies with strong and sustainable earnings growth, a proven ability to add value over time, and reasonable stock market valuations.

     The Fund may also purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights and warrants. In addition, the Fund may invest in foreign securities that meet the same criteria as its domestic holdings. In addition, the Fund may invest up to 20% of its assets in debt securities when the adviser anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time.

     3. What Are The Risks Of Investing In The Fund?

     While the Fund is broadly diversified and conservatively managed, with attention paid to stock valuation and risk, the Fund's share price will move up and down with changes in the general level of the financial markets. While the Fund emphasizes U.S. investments, foreign securities in which the Fund may invest often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's foreign holdings which determine the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and less share price volatility than other growth mutual funds, and :

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of stock market investing.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Classic Growth Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                None

       Commissions to Reinvest Dividends               None

       Redemption Fee                                  None

       Exchange Fee                                    None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below have been estimated for the initial fiscal year during which Scudder has agreed to maintain the total annualized expenses of the Fund at not more than 1.25% of average daily net assets. Had Scudder not done so, it is estimated that the total operating expenses would have amounted to 2.15%, including 0.70% for management fees. Scudder will continue this expense maintenance until December 31, 1997.

       Investment management fee (after waiver)        0.00%

       12b-1 fees                                      None

       Other expenses (after waiver)                   1.25%
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       Total Fund operating expenses (after waiver)    1.25%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

             1 Year              3 Years

             $13                 $40

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on September 9, 1996, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate.


                      The Fund's Total Return for the period
                      ended September 30, 1997

                              One Year          46.05%
                              Life of Fund      49.94%


     * Not annualized. If the adviser had not maintained the Fund's expenses, total return would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's investment process.

     Lead Portfolio Manager William F. Gadsden focuses on overall investment strategy and has 14 years of investment industry experience and joined Scudder in 1983. Bruce F. Beaty, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He has 15 years of investment industry experience and joined Scudder in 1991.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes distributions in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder